UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________
DATE OF REPORT (Date of earliest event reported): November 16, 2007 (August 30, 2007)
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 amends the Current Report on Form 8-K that Quanta Services, Inc. (“Quanta”) filed with the Securities and Exchange Commission (“SEC”) on September 6, 2007, concerning the completion of its acquisition of InfraSource Services, Inc. (“InfraSource”), to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The audited consolidated financial statements of InfraSource as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are filed herewith. The unaudited consolidated financial statements of InfraSource as of June 30, 2007, and for the three and six month periods ended June 30, 2007 and 2006 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A, and are filed herewith.
(b)	Pro Forma Financial Information.
     Unaudited pro forma condensed financial statements and explanatory notes relating to Quanta’s acquisition of InfraSource as of June 30, 2007, for the year ended December 31, 2006, and for the six month period ended June 30, 2007 are attached to this Current Report on Form 8-K/A as Exhibit 99.3 and are filed herewith.
(d)	Exhibits.

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of InfraSource as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006

99.2	Unaudited consolidated financial statements of InfraSource as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006

99.3	Unaudited pro forma condensed consolidated financial statements and explanatory notes as of June 30, 2007, for the year ended December 31, 2006, and for the six month period ended June 30, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 16, 2007

QUANTA SERVICES, INC.
By:	/s/ Derrick A. Jensen
	Name:	Derrick A. Jensen
	Title:	Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of InfraSource as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006

99.2	Unaudited consolidated financial statements of InfraSource as of June 30, 2007 and for the three and six month periods ended June 30, 2007 and 2006

99.3	Unaudited pro forma condensed consolidated financial statements and explanatory notes as of June 30, 2007, for the year ended December 31, 2006, and for the six month period ended June 30, 2007